SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2003

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-9396	86-0498599

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17911 Von Karman Avenue, Suite 300, Irvine, CA	92614

(Address of principal executive offices)	(Zip Code)

(949) 622-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Page 1 of 3 Pages

Item 7. Financial Statements and Exhibits.

(a) — (b)	Not applicable.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press release dated January 29, 2003

Item 9. Regulation FD Disclosure.

     On January 29, 2003, Fidelity National Financial, Inc issued a press release announcing its preliminary operating results for the three- and twelve-month periods ended December 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Date: March 5, 2003	/s/ Peter T. Sadowski
Peter T. Sadowski
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated January 29, 2003